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                                                                  EXHIBIT 10.2.2

                               AMENDMENT NO. 2 TO
                             AREA LICENSE AGREEMENT

         WHEREAS, Southwest Convenience Stores, Inc. ("SCS") and The Southland Corporation ("Southland") entered into that certain Area License Agreement dated as of June 2, 1993, (the "Agreement"), covering certain parts of the State of Texas (the "Licensed Territory" - as therein defined); and

         WHEREAS, SCS and Fina Oil and Chemical Company ("Fina") agreed to form a limited liability company named Southwest Convenience Stores LLC (the "Licensee"), and to transfer the Agreement and certain assets to the Licensee pursuant to certain agreements and arrangements between Fina and SCS; and

         WHEREAS, SCS changed its name to Permian Basin Investments, Inc., d/b/a Southwest Convenience Stores ("Permain"), and Southland, Permian, the Licensee and Fina all executed that certain Amendment to Area License Agreement and Consent to Assignment, dated as of December 12, 1996 to accomplish the assignment and to establish certain additional relationships and obligations between them; and

         WHEREAS, the Licensee wishes to purchase 14 existing Eagle Mart convenience stores in Archer, Clay and/or Wichita counties in Texas (the "Additional Counties"); and

         WHEREAS, pursuant to the Agreement, the Licensee must operate any stores it acquires as licensed 7-Eleven strobes under the Agreement, and must also obtain approval to increase its Licensed Territory to cover the area where stores to be purchased are located; and

         WHEREAS, SCS is willing to pay a License Fee for the Additional Counties to be added to the Licensed Territory and is willing to agree to other requirements in order to induce Southland to grant the license for those Additional Counties.

         NOW THEREFORE, in consideration of the covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Southland and the Licensee hereby agree as follows:

         1. The Licensee shall pay to Southland upon execution of this Amendment, the sum of $[***] as a License Fee for the addition of Archer, Clay and Wichita counties to the Licensed Territory set out on Exhibit A and Exhibit A, Licensed Territory, to the Agreement is hereby deleted and Exhibit A - 2 is added to the Agreement and shall be a part thereof, evidencing the addition of those counties to the Licensed Territory.

         2. This Amendment and the grant of the Additional Counties to the Licensed Territory shall be effective when signed by both parties and upon the closing of the contemplated transaction whereby the Licensee purchases all of the contemplated Eagle Mart stores, as set out above.


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[***]    Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.



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         3.       The purchased stores shall be covered by the Licensee's Store
                  Quota and the Licensed Royalty shall be paid on each of their operations, beginning immediately upon the purchase of the stores by the Licensee, all as set out in the Agreement.

         4. All of the Eagle Marts purchased by the Licensee pursuant to the contemplated transaction shall, within a reasonable time, be converted to operating 7-Eleven stores, including bringing them up to Southland's "Restore" standards, all as approved by Southland.

         5. In all other respects, the Agreement, as amended, is hereby ratified and affirmed.

         IN WITNESS WHEREOF, the parties hereto agree to this Amendment No. 2 to Area License Agreement, this 14 day of August, 1997.


Southwest Convenience Stores LLC                 Attest:

By: /s/ Donald E. Wood                           By: /s/ Paul G. (Illegible)
    --------------------------------------           ---------------------------

The Southland Corporation                        Attest:

By: /s/ Stephen B. (Illegible)                   By: /s/ Michael R. Davis
    ---------------------------------------          ---------------------------
                                                     Michael R. Davis
                                                     Assistant Secretary



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                                  EXHIBIT A - 2

                               LICENSED TERRITORY

         The License to be granted covers the following counties in the States of Texas and New Mexico:

             TEXAS                                        NEW MEXICO
             Andrews               Pecos                  Bernalillo
             Archer                Presidio               Catron
             Bailey                Reagan                 Chaves
             Borden                Reeves                 Cibola
             Brewster              Scurry                 Curry
             Clay                  Sterling               De Baca
             Cochran               Terrell                Dona Ana
             Crane                 Terry                  Eddy
             Crockett              Upton                  Grant
             Crosby                Ward                   Guadalupe
             Culberson             Wichita                Hidalgo
             Dawson                Winkler                Lea
             Ector                 Yoakum                 Lincoln
             El Paso                                      Los Alamos
             Floyd                                        Luna
             Gaines                                       McKinley
             Garza                                        Otero
             Glasscock                                    Quay
             Hale                                         Roosevelt
             Hockley                                      San Miguel
             Howard                                       Sandoval
             Hudspeth                                     Santa Fe
             Jeff Davis                                   Sierra
             Lamb                                         Socorro
             Loving                                       Taos
             Lubbock                                      Torrance
             Lynn                                         Union
             Martin                                       Valencia
             Midland
             Mitchell


                                           Southland /s/ Stephen B. (Illegible)
                                                     ---------------------------

                                           Licensee /s/ Donald E. Wood
                                                    ----------------------------

                                           Date 08-14-97
                                                --------------------------------